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                                                                    EXHIBIT (21)

The following table sets forth the Registrant's subsidiaries and the jurisdiction of incorporation of each. Each subsidiary is 100% owned by the Registrant or its subsidiaries.ANSCO & ASSOCIATES, INC. A Florida corporation

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
              APEX DIGITAL, INC.                                   IVY H. SMITH COMPANY
            A Kentucky corporation                                A Florida corporation

        ARTOFF CONSTRUCTION CO., INC.                        K.H. SMITH COMMUNICATIONS, INC.
            An Oregon corporation                              A North Carolina corporation
                                                     A Subsidiary of Lamberts' Cable Splicing Company
        C-2 UTILITY CONTRACTORS, INC.
            An Oregon corporation                           KOHLER CONSTRUCTION COMPANY, INC.
                                                                  A Florida corporation
                CABLE COM INC.
            A Delaware corporation                           LAMBERTS' CABLE SPLICING COMPANY
                                                               A North Carolina corporation
    COMMUNICATONS CONSTRUCTION GROUP, INC.
          A Pennsylvania corporation                                  LOCATING, INC.
                                                                 A Washington corporation
        ERVIN CABLE CONSTRUCTION, INC.
            A Kentucky corporation                               NIELS FUGAL SONS COMPANY
                                                                    A Utah corporation
              FIBER CABLE, INC.
            A Delaware corporation                                SELZEE SOLUTIONS, INC.
                                                                  A Florida corporation
          GLOBE COMMUNICATIONS, INC.
         A North Carolina corporation                            STAR CONSTRUCTION, INC.
                                                                 A Tennessee corporation
        INSTALLATION TECHNICIANS, INC.
            A Missouri corporation                                     S.T.S., INC.
                                                                  A Florida corporation

                                                                       TESINC, INC.
                                                                  An Arizona corporation

                                                              TRIPLE D COMMUNICATIONS, INC.
                                                                  A Kentucky corporation
                                              A Subsidiary of Globe Communications, Inc.Corporate Directory

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